UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 9, 2010

IX ENERGY HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	333-151381	36-4620445
(State or Other Jurisdiction	(Commission File	(I.R.S. Employer
of Incorporation)	Number)	Identification Number)

711 Third Avenue, 12th Floor, New York, New York 10017
(Address of principal executive offices) (zip code)

(212) 682-5068
 (Registrant's telephone number, including area code)

Copies to:
Sunny J. Barkats, Esq.
JSBarkats, PLLC
100 Church Street, 8th Floor
New York, New York 10007
Phone: (646) 502-7001
Fax: (646) 607-5544

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.

Auditor Resignation

On July 9, 2010, the Registrant received a letter from Berman & Company, P.A., (“Berman”) our independent registered public accounting firm, stating that effective July 9, 2010 Berman would cease rendering services as our independent registered public accounting firm.

Berman’s report on our financial statements for the past two years did not contain an adverse opinion or disclaimer of opinion and were not modified as to uncertainty, audit scope or accounting principles.

During our past two fiscal years, there were no disagreements with Berman on any matter of accounting principles or practices, financial statements, disclosure or auditing scope of procedure.

Attached to this report on Form 8-K is a copy of a letter from Berman dated July 14, 2010 confirming the statements herein.

Appointment of New Auditor

On July 12, 2010, KBL, LLP was engaged as the new independent registered public accounting firm.

Item 9.01 Exhibits.

Exhibit 23.1  Consent of Berman & Company, P.A.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IX Energy Holdings, Inc.

Dated: July 14, 2010	By	/s/Steven Hoffman
Name: Steven Hoffman
Title: Chief Executive Officer